UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-22853

StoneCastle Financial Corp.
(Exact name of registrant as specified in charter)

152 West 57th Street, 35th Floor New York, NY 10019
(Address of principal executive offices) (Zip code)

Joshua S. Siegel StoneCastle Financial Corp. 152 West 57th Street, 35th Floor New York, NY 10019
(Name and address of agent for service)

Copies of Communications to:
John P. Falco, Esq.
Pepper Hamilton LLP
3000 Two Logan Square / Eighteenth and Arch Streets
Philadelphia, PA 19103-2799
(215) 981-4659

Registrant’s telephone number, including area code: (212) 354-6500

Date of fiscal year end: December 31

Date of reporting period: December 31, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Annual Report

December 31, 2014

NASDAQ BANX

stonecastle-financial.com

STONECASTLE FINANCIAL CORP.

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Letter To Shareholders

February 28, 2015

To Our Shareholders:

Last year, StoneCastle Financial Corp. ("StoneCastle Financial" or the "Company") marked a full year of operations as the first publicly traded management investment company dedicated to investing in community banks.

In the U.S., approximately 6,000 banks within the $2.9 trillion community bank industry are privately held. These banks predominately have less than $10 billion of assets, serve a distinct geographic area and have a core business focused on taking local deposits and making local loans. Community banks generally avoid participating in higher risk business lines, such as sub-prime lending, capital markets activities or non-U.S. lending. As a result, unlike larger banks, the performance of community banks is more highly correlated to the economics of their local market, including small businesses within those markets.

In fact, community banks, while representing only 18% of the banking industry's assets, provide almost 60% of the nation's total small business loans made by banking institutions. Small businesses are the engine of job growth in America and community banks are doing more than their fair share in job creation and economic growth.

Through StoneCastle Financial, community banks are able to access an alternative source of capital. This capital provides community banks with the ability to more easily increase their capacity for local lending, fund acquisitions, and repurchase shares to bring liquidity to local shareholders. We saw a healthy mix of these three typical uses of capital throughout 2014.

The Company has two distinct competitive advantages in the market: StoneCastle Financial's advisor has a national footprint with over 800 existing bank relationships and importantly, we have permanent capital, which allows StoneCastle Financial to make investments along the entire capital structure of a bank from senior debt through common equity. This differentiates us substantially from other capital providers.

Overall, the Company made solid progress throughout 2014, but we recognize there is more work to do throughout 2015. Our team focused on steadily building our business, executing on investment opportunities and expanding our origination channels, while remaining true to our prudent credit and investment approach and long term orientation. We firmly believe that this disciplined approach, coupled with the need for capital in the community banking industry, will allow StoneCastle Financial to deliver on its objectives.

At the same time, we are not fully satisfied with our results. It took longer than expected to get capital prospects through the pipeline to a closing due to a number of external factors. We also had a higher amount of call (redemption) notices than expected. Looking forward, we will build on the progress made and continue to work hard to deliver on our objectives to shareholders. Please see the Management Discussion below for more detail on StoneCastle Financial's operations and results in 2014.

Annual Report | StoneCastle Financial Corp.

By investing in StoneCastle Financial you are investing in and supporting "local," in towns and cities throughout the country with the help of our experienced professionals. StoneCastle Financial is excited to play a part in the economic development and growth of local markets across the country.

We deeply appreciate your investment in StoneCastle Financial and look forward to continued progress in 2015.

Sincerely,

Joshua S. Siegel
Chairman and Chief Executive Officer

StoneCastle Financial Corp. | Annual Report

About StoneCastle Financial Corp.

MANAGEMENT DISCUSSION AND SUMMARY

This report provides information on the financial performance for StoneCastle Financial Corp. ("StoneCastle Financial" or the "Company") for the year ended December 31, 2014. StoneCastle Financial (BANX) is a closed-end management investment company listed on the NASDAQ Global Select Market.

By mid-year 2014, StoneCastle Financial completed the deployment of $103.8 million of capital from its November 2013 IPO. In June 2014, the Company secured a $45 million revolving credit facility with a five-year term and a stated maturity of June, 2019. This facility was increased to $70 million in January, 2015. In November 2014, the Company successfully completed a follow-on offering which raised an additional $39.5 million. This additional capital allows StoneCastle Financial to compete for larger size investment opportunities frequently requested by community banks without exceeding the required IRS Subchapter M diversification requirements.

As of year-end, the Company had total assets of $183.0 million, consisting of total portfolio investments of $176.5 million and cash and other assets of $6.5 million. The total portfolio investments consisted of 51.6% preferred securities, 22.6% debt securities & senior term loans, 14.5% trust preferred securities, 7.8% equities & exchange traded funds and 3.5% of short term investments.

For the full year, StoneCastle Financial had gross investment income of $8.6 million and operating expenses of $4.5 million. This resulted in net investment income of $4.1 million or $0.84 per share based on average shares outstanding during the year. The Company also realized capital gains of approximately $232,000 during the year.

In each quarter of 2014, StoneCastle Financial declared distributions of $0.50 per share. As of December 31, 2014, the distribution rate was 10.3% based on a closing market price of $19.47. For the full year based on market prices, an investment in StoneCastle Financial resulted in a total annual return of -13.6%, including the reinvestment of distributions.

Net Asset Value at year-end was $21.86, reflecting a decrease of $1.21 from the prior year end. This decrease was comprised of net investment income of $0.84 per share, net realized and unrealized gains of $0.01 per share, offset by follow-on offering costs of ($0.06) and total declared distributions of ($2.00) per share.

For the 2014 tax year, 47.96% of each distribution paid in 2014 was determined to be a non-taxable distribution. Please see the 2014 Tax Information posted on the StoneCastle Financial website (www.Stonecastle-Financial.com).

Annual Report | StoneCastle Financial Corp.

About StoneCastle Financial Corp.

PORTFOLIO DISCUSSION

THE PORTFOLIO

StoneCastle Financial makes long-term, non-control investments in community banks seeking capital for organic growth, acquisitions, and share repurchases along with other investment opportunities. The Company primarily invests in preferred securities, subordinated debt, senior debt, and to a lesser extent common stock.

Over the course of 2014, StoneCastle Financial purchased securities totaling $197.3 million, which consisted of 154 transactions in 64 securities. During the same period, the Company executed sales of $12.1 million in 57 transactions. In addition, the Company received call (redemption) notices for 21 investments totaling $40.7 million for the year, with $18.0 million, or 44% occurring in the fourth quarter.

As of December 31, 2014, the Company had a total investment portfolio of $176.5 million representing 96% of total assets consisting of:

Investment Type	Amount
Preferred Securities	51.6%
Debt Securities & Senior Term Loans	22.6%
Trust Preferred Securities	14.5%
Equity Securities & Exchange Traded Funds	7.8%
Short Term Investments	3.5%
Total Investments	100.0%

PREFERRED SECURITIES

During the year, StoneCastle Financial purchased $111.1 million of preferred securities in 60 transactions. At year-end, the Company held 30 distinct investments in preferred securities totaling $91.1 million or 51.6% of total investments. The Company's largest holdings in preferred securities were $13.7 million in BNCCORP, Inc. Fixed-Rate Cumulative Perpetual Preferred, Series A 9%, $12.9 million in Old Second Bancorp, Inc. Fixed Rate Cumulative Perpetual Preferred, Series B 9%, and $10.0 million in Katahdin Bankshares Corp., Floating Rate Non-Cumulative Preferred, Series D 8.75%.

A majority of these investments qualify for dividend received deduction (DRD) or qualified dividend income (QDI) tax treatment. Please note that StoneCastle Financial is not a tax advisor and advises that shareholders consult a tax advisor regarding their personal tax status.

DEBT SECURITIES & SENIOR TERM LOANS

StoneCastle Financial purchased $37.4 million of debt securities in 11 transactions in 2014. At year-end, the Company held four investments in debt securities totaling $39.9 million or 22.6% of total investments. The Company's largest holdings in debt securities were investments in $16.9 million Preferred Term Securities, Ltd., Fixed-Rate Mezzanine Notes, due

StoneCastle Financial Corp. | Annual Report

About StoneCastle Financial Corp.

9/15/2030, 9.74% and $13.2 million in Citizens Bancshares Co. Senior Term Loan, 8.75%, due December 31, 2024.

TRUST PREFERRED SECURITIES

In 2014, StoneCastle Financial purchased $34.6 million of trust preferred securities in 39 transactions. At year-end, the Company held 11 investments in preferred securities totaling $25.5 million or 14.5% of the total investments. Trust preferred securities are debt securities that may qualify as capital for a bank or bank holding company.

While trust preferred securities may be issued by both public and private banks, the securities held by the Company are typically more liquid securities, offered by large banking institutions. The Company holds these securities as higher yielding short term positions that are expected to be redeployed into higher yielding, long term investments. StoneCastle Financial is able to invest in trust preferred securities at a substantially higher rate of return than yields on short-term cash investments, along with commensurate market risk of the issuing institutions.

EQUITY SECURITIES & EXCHANGE TRADED FUNDS

During the year, StoneCastle Financial purchased $14.2 million of equity securities in 30 transactions. At year-end, the Company had 7 equity investments totaling $13.7 million or 7.8% of the total investments. Equity securities are typically held for capital appreciation, however some positions such as Medallion Financial Corporation (NasdaqGS: TAXI) are held for both dividend income and capital appreciation. In addition, the Company utilizes certain exchange traded funds and other 1940 Act money market funds as short term positions expected to be redeployed into higher yielding, long term investments. At year-end, the Company's largest holding in this category was $6.9 million in iShares S&P U.S. Preferred Stock Index Fund.

PORTFOLIO CONSIDERATIONS

StoneCastle Financial is steadfast in its stated goal of constructing a portfolio that is able to generate long-term, consistent and stable returns, primarily for income distribution and to a lesser extent, capital appreciation. The Company intends to achieve this goal while maintaining high credit quality standards. As of year-end, the Company reported zero credit losses, zero impaired assets and no material deterioration of credit quality within the underlying portfolio. The Company also maintains an A3 rating from Moody's Investor Services on its revolving credit facility.

While significant achievement was made in our first year of operations, the Company observed that the pace of capital deployment and transaction closings were extended or delayed due to several external factors that were not as pronounced prior to the implementation of Dodd Frank, Basel III and the financial crisis. Among the factors that affected the timing for capital deployment were: (i) a bank's timeframe to obtain internal approvals to issue, (ii) the protracted nature of mergers and acquisitions, and (iii) the longer than expected approval process from government regulators which must provide final regulatory approvals for a bank merger, capital issuances and capital redemptions (refinancing).

Annual Report | StoneCastle Financial Corp.

About StoneCastle Financial Corp.

INVESTMENT PROCESS

The Company conducts due diligence on pending investments in several phases, beginning with a preliminary screening and ending, in most cases, with an on-site management visit. The investment process includes both quantitative and qualitative reviews with investment decisions made by an investment committee with over 90 years of combined investment experience in the bank sector. The Company's disciplined approach to due diligence and commitment to credit quality reflects its long-term view. The Company believes shareholders have high regard for this dedicated and disciplined approach to portfolio construction, as we expect it will serve to provide consistent and stable growth, with predictable cash flows over an extended period of time.

CAPITAL MARKET ACTIVITIES

In November, StoneCastle successfully closed on a follow-on offering of 1,600,000 shares and exercised a partial overallotment of an additional 202,000 shares resulting in 6,501,035 shares outstanding as of December 31, 2014. Net of offering and underwriting fees, the capital raise provided an additional $39.5 million in assets.

The Company prioritized this raise for 2014 because as mentioned earlier, this additional capital allows StoneCastle Financial to compete for larger size investment opportunities frequently requested by community banks without exceeding the Company's diversification requirements under IRS Subchapter M. Without this raise, StoneCastle Financial would not be permitted by IRS rules to hold a material number of $7-10 million position sizes, a size typically sought by community banks.

StoneCastle Financial closed the year with four research coverage analysts publishing on the Company: Baird, Keefe, Bruyette & Woods, JMP Securities, and Oppenheimer & Co.

CONCLUSION

We believe that StoneCastle Financial offers investors a unique opportunity to participate in the community banking industry.

The Company will continue to work diligently for our shareholders by prudently constructing an investment portfolio with the capital entrusted to us. As we work to deploy capital with a long-term view, credit quality and a rigorous investment approach are of paramount focus to our shareholders.

While StoneCastle Financial made solid progress in 2014 we look forward to our work ahead in pursuit of our goals.

We appreciate the feedback we receive from our stakeholders. Thank you for your support of StoneCastle Financial Corp.

StoneCastle Financial Corp. | Annual Report

StoneCastle Financial Corp.

Schedule of Investments

As of December 31, 2014

Company(1)	Investment	# of Shares/Par Amount ($)(2)	Fair Value
Long-Term Investments – 119.8%
Preferred Securities – 64.1%
Preferred Stock – 61.0%
Banking – 61.0%
Astoria Financial Corporation	Depositary Shares, Each Representing a 1/40th Interest in a Share of 6.50% Non-Cumulative Perpetual Preferred Stock, Series C	407	$10,037
Blue Ridge Bancshares, Inc. Fixed Rate Cumulative Perpetual	Preferred Stock, Series B, 9%	$200,000	196,000
BNCCORP, Inc. Fixed Rate Cumulative Perpetual	Preferred Stock, Series A, 9%	$13,750,000	13,754,582
Chicago Shore Corporation Fixed Rate Cumulative Perpetual	Preferred Stock, Series A, 9%	$6,400,000	6,400,000
Chicago Shore Corporation Fixed Rate Cumulative Perpetual	Preferred Stock, Series B, 9%	$150,000	150,000
Citigroup Inc.	Depositary Shares, Each Representing a 1/1,000th Interest in a share of 7.125% Fixed Rate Non-Cumulative Preferred Stock, Series J	180,222	4,887,621
Colony Bankcorp, Inc. Fixed Rate Cumulative Perpetual	Preferred Stock, Series A, 9%	$3,661,000	3,587,780
Community First Bancshares, Inc. Fixed Rate Cumulative Perpetual	Preferred Stock, Series A, 9%	$7,250,000	7,196,833
Community First Bancshares, Inc. Fixed Rate Cumulative Perpetual	Preferred Stock, Series B, 9%	$400,000	398,667
Community West Bancshares Fixed Rate Cumulative Perpetual	Preferred Stock Series A, 9%	$1,732,000	1,732,000
EverBank Financial Corp.	Depositary Shares, Each Representing a 1/1,000th Interest in a Share of 6.75% Non-Cumulative Preferred Stock, Series A	25,263	632,586
Farmers Capital Bank Corporation Fixed Rate Cumulative Perpetual	Preferred Stock, Series A, 9%	$2,500,000	2,500,000
FFW Corporation Fixed Rate Cumulative Perpetual	Preferred Stock, Series A, 9%	$139,000	139,000
Fidelity Financial Corporation Fixed Rate Cumulative Perpetual	Preferred Stock, Series A, 9%	$3,607,000	3,610,006
Fidelity Financial Corporation Fixed Rate Cumulative Perpetual	Preferred Stock, Series B, 9%	$293,000	293,244
First National Corp. Fixed Rate Cumulative Perpetual	Preferred Stock, Series A, 9%	$1,016,000	1,005,840
First Priority Financial Corp. Fixed Rate Cumulative Perpetual	Preferred Stock, Series A, 9%	$9,000	8,820
First Republic Bank	Depositary Shares, Each Representing a 1/40th Interest in a Share of 6.20% Non-Cumulative Perpetual Preferred Stock, Series B	19,631	499,216

See notes to Financial Statements

Annual Report | StoneCastle Financial Corp.
77

Company(1)	Investment	# of Shares/Par Amount ($)(2)	Fair Value
Banking (continued)
First Republic Bank	Depositary Shares, Each Representing a 1/40th Interest in a Share of 5.625% Non-Cumulative Perpetual Preferred Stock, Series C	21,312	$510,422
First Republic Bank	Depositary Shares, Each Representing a 1/40th Interest in a Share of 7.00% Non-Cumulative Perpetual Preferred Stock, Series E	10,909	299,998
First United Corporation Fixed Rate Cumulative Perpetual	Preferred Stock, Series A, 9%	$9,000,000	9,018,045
HMN Financial Corp., Inc. Fixed Rate Cumulative Perpetual	Preferred Stock, Series A, 9%	$5,398,000	5,404,748
HSBC USA Inc.	Depositary Shares, Each Representing a 1/40th Interest in a Share of 6.50% Non-Cumulative Preferred Stock, Series H	45,035	1,138,485
Katahdin Bankshares Corp. Floating Rate Non-Cumulative Preferred	Stock, Series D, 8.75%	$10,000,000	10,000,000
Old Second Bancorp, Inc. Fixed Rate Cumulative Perpetual	Preferred Stock, Series B, 9%	$13,005,000	12,874,950
Tennessee Valley Financial Holdings Inc. Fixed Rate Cumulative Perpetual	Preferred Stock, Series A, 9%	$100,000	105,550
Tennessee Valley Financial Holdings Inc. Fixed Rate Cumulative Perpetual	Preferred Stock, Series B, 9%	$49,000	60,944
The Queensborough Company Fixed Rate Cumulative Perpetual	Preferred Stock, Series A, 9%	$250,000	247,500
	Subtotal - Preferred Stock		86,662,874
Convertible Preferred Stock – 3.1%
Banking – 3.1%
First Citizens Banc Corp.	Depositary Shares, Each Representing a 1/40th Interest in a 6.50% Non-Cumulative Redeemable Convertible Perpetual Preferred Share, Series B	59,001	1,941,133
SB Financial Group	Depositary Shares, Each Representing a 1/100th Interest in a 6.50% Non-Cumulative Convertible Perpetual Preferred Share, Series A	250,000	2,500,000
	Subtotal - Convertible Preferred Stock		4,441,133
	Total Preferred Securities (Cost $91,373,814)		91,104,007
Debt Securities – 18.8%
Banking – 18.8%
MidWest Community Financial Corp. Subordinated Debenture, 8.80%,	Due November 25, 2024	$3,500,000	3,500,000
MMCapSSM Funding I, Ltd./ MMCapSSM Funding I, Inc. Fixed Rate Mezzanine Notes,	Due 6/15/2030, 8.04%, 144A(3)	$8,343,224	6,299,134
Preferred Term Securities, Ltd./Preferred Term Securities, Inc. Fixed Rate Mezzanine Notes, Due 9/15/2030, 9.74%, 144A(3)		$16,872,629	16,893,720
	Total Debt Securities (Cost $25,946,122)		26,692,854

See notes to Financial Statements

StoneCastle Financial Corp. | Annual Report
88

Company(1)	Investment	# of Shares/Par Amount ($)(2)	Fair Value
Trust Preferred Securities – 17.9%
Banking – 17.9%
Amboy Capital Trust I	9.00% Trust Preferred Security, Private Placement, 144A(3)	$8,000,000	$8,000,000
Central Trust Company Capital Trust I. Junior Subordinated Debt, 10.25%,	Due July 25, 2031	$2,500,000	2,553,125
Countrywide Capital Trust IV	6.75% Trust Preferred Security	38,562	977,161
Deutsche Bank Contingent Capital Trust V	8.05% Trust Preferred Security	57,444	1,619,346
First Alliance Capital Trust I Junior Subordinated Debt, 10.25%,	Due July 25, 2031, 144A(3)	$6,500,000	6,624,150
JPMorgan Chase Capital Trust XXIX	6.70% Trust Preferred Security, Series CC	20,350	516,890
Merrill Lynch Preferred Capital Trust III	7.00% Trust Preferred Security	23,630	603,274
Merrill Lynch Preferred Capital Trust IV	7.12% Trust Preferred Security	38,264	984,533
Merrill Lynch Preferred Capital Trust V	7.28% Trust Preferred Security	76,206	1,966,115
Morgan Stanley Capital Trust VIII	6.45% Trust Preferred Security	51,578	1,299,250
PrivateBancorp Capital Trust IV	10.00% Trust Preferred Security	13,322	355,165
	Total Trust Preferred Securities (Cost $25,803,572)		25,499,009
Equity Securities – 4.8%
Banking – 4.8%
Citizens & Northern Corporation	Common stock	12,820	264,989
Happy Bancshares, Inc.(4)	Common stock, Private Placement, 144A(3)	44,000	924,000
Medallion Financial Corporation	Common stock	290,522	2,908,125
Middleburg Financial Corporation	Common stock	14,220	256,102
Pioneer Bancshares, Inc.(4)	Common stock	83,400	1,438,650
Priam Capital Fund I, L.P.(4)	Limited partnership	$1,000,000	1,000,000
	Total Equity Securities (Cost $7,099,391)		6,791,866
Senior Term Loan – 9.3%
Banking ? 9.3%
Citizens Bancshares Co. Senior Term Loan, 8.75%,	due December 31, 2024	$13,250,000	13,250,000
	Total Senior Term Loan (Cost $13,250,000)		13,250,000

See notes to Financial Statements

Annual Report | StoneCastle Financial Corp.

Company(1)	Investment	# of Shares/Par Amount ($)(2)	Fair Value
Exchange Traded Fund – 4.9%
Diversified Financials and Banking – 4.9%
iShares S&P U.S. Preferred Stock Index Fund	Exchange-Traded Fund (ETF)	175,120	$6,910,235
	Total Exchange Traded Fund (Cost $6,964,742)		6,910,235
	Total Long Term Investments (Cost $170,437,641)		170,247,971
Short-Term Investment – 4.4%
Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio	Institutional Share Class	6,214,148	6,214,148
	Total Short-Term Investment (Cost $6,214,148)*		6,214,148
	Total Investments (Cost $176,651,789)(5)(6)	124.2%	176,462,119
	Other assets and liabilities, net - (24.2)%(7)		(34,330,334)
	Total Net Assets - 100.0%		$142,131,785

(1)  We do not "control" and are not an "affiliate" of any of our portfolio companies, each as defined in the Investment Company Act (the "1940 Act").

(2)  ($) represents security position traded in par amount.

(3)  Security is exempt from registration under Rule 144A of the Securities Act of 1933.

(4)  Currently non-income producing security.

(5)  Cost values reflect accretion of original issue discount or market discount, and amortization of premium.

(6)  Investments are income producing assets unless otherwise noted by footnote (4).

(7)  Includes $22.5 million in bank loan from Texas Capital Bank.

*  Cash and cash equivalents of $10,714,128 on the Statement of Assets and Liabilities includes $6,214,148 of short term investments.

See notes to Financial Statements

StoneCastle Financial Corp. | Annual Report

StoneCastle Financial Corp.

Portfolio Summary

As of December 31, 2014

Geographic Distribution of Bank Issuers(1)
State	% of Total Investments(2)
Arkansas	4.5%
California	1.8%
Florida	7.9%
Georgia	3.5%
Illinois	11.5%
Indiana	2.0%
Kansas	5.0%
Kentucky	1.5%
Maine	5.9%
Maryland	5.3%
Minnesota	4.2%
State	% of Total Investments(2)
Missouri	1.6%
New Jersey	4.7%
New York	15.9%
North Dakota	8.1%
Ohio	2.6%
Oklahoma	2.1%
Pennsylvania	0.2%
Tennessee	0.1%
Texas	2.9%
Virginia	8.4%
West Virginia	0.3%
100.0%

(1)  The term "Bank Issuers" as used herein refers to banks or holding companies thereof and includes issuers in which we have direct and indirect investments.

(2)  For purposes of this table the calculation of the percentage of total Long-Term Investments are based on the Bank Issuers in which SCFC directly and indirectly holds investments. With respect to direct investments that are secured by obligations issued by Bank Issuers (each a "Secured Bond"), the percentage was calculated by prorating the market value of the Secured Bond among the obligations issued by the underlying Bank Issuers that collateralize such Secured Bond and dividing each such amount by total Long-Term Investments. The calculations were prepared by the Company based on information obtained from FDIC and SNL Financial.

See notes to Financial Statements

Annual Report | StoneCastle Financial Corp.

Financial Statements

Statement of Assets and Liabilities As of December 31, 2014

Assets
Long-term Investments, at fair value (Cost $170,437,641)	$170,247,971
Cash and cash equivalents	10,714,128
Interest and dividends receivable	1,350,047
Prepaid assets	714,507
Total assets	183,026,653
Liabilities
Loan payable	22,500,000
Payable for securities purchased	13,923,525
Dividends payable	3,250,518
Investment advisory fees payable	589,632
Loan Interest payable	52,090
Offering expenses payable	58,047
Accrued expenses payable	521,056
Total liabilities	40,894,868
Net Assets	$142,131,785
Net assets consist of:
Common stock, at par ($0.001 per share)	$6,501
Paid-in capital	145,565,472
Distributions in excess of net investment income	(3,250,518)
Net unrealized depreciation on investments	(189,670)
Net Assets	$142,131,785
Net asset value per share
Common Stock Shares Outstanding	6,501,035
Net asset value per common share	$21.86
Market price per share	$19.47
Market price discount to net asset value per share	-10.93%

See notes to Financial Statements

StoneCastle Financial Corp. | Annual Report

Statement of Operations For the Year Ended December 31, 2014

This Statement of Operations summarizes the Company's investment income earned and expenses incurred in operating the Company. It also shows net gains (losses) for the period stated.

Investment Income
Dividends	$5,604,991
Interest	2,631,820
Origination fee income	300,355
Other income	92,637
Total investment income	8,629,803
Expenses
Investment advisory fee	1,883,324
ABA marketing and licensing fees	500,000
Interest expense	489,173
Professional fees	296,616
Transfer agent, custodian fees and administrator fees	253,049
Tax expense	240,609
Directors' fees	178,300
Investor relations fees	109,382
Due diligence expense	92,636
Insurance expense	90,000
Rating agency fees	82,933
Printing fees	76,144
Miscellaneous fees	218,886
Total expenses	4,511,052
Net investment income	4,118,751
Realized and Unrealized Gain (Loss) on Investments
Net realized gain on investments	231,818
Net change in net unrealized depreciation on investments	183,030
Net realized and unrealized gain on investments	414,848
Net Increase in Net Assets Resulting From Operations	$4,533,599

See notes to Financial Statements

See notes to Financial Statements

Annual Report | StoneCastle Financial Corp.
1313

Statement of Changes In Net Assets

These statements of changes in net assets show how the value of the Company's net assets has changed during the last two periods. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of Company share transactions.

	For the Year Ended December 31, 2014	For the Period Ended December 31, 2013*
Increase (Decrease) in Net Assets
From Operations
Net investment income/(loss)	$4,118,751	$(425,734)
Net realized gain on investments	231,818	136,541
Net change in unrealized appreciation/(depreciation) on investments	183,030	(372,700)
Net increase/(decrease) in net assets resulting from operations	4,533,599	(661,893)
Distributions to shareholders
From net investment income	(6,286,194)	(1,314,893)
Tax return of capital	(4,009,870)	—
Total distribution	(10,296,064)	(1,314,893)
From Company share transactions
Issuance of common stock (net of sales load and offering costs)**	39,484,160	110,214,862
Reinvestment of distributions	72,006	—
Company share redemptions	(17)	—
Increase in net assets resulting from Company share transactions	39,556,149	110,214,862
Total increase	33,793,684	108,238,076
Net assets
Beginning of period	108,338,101	100,025 ***
End of period	$142,131,785	$108,338,101
Distributions in excess of net investment income of ($3,250,518) and ($1,314,893), respectively
Shares outstanding
Beginning of period	4,696,048	4,001
Shares issued	1,802,000	4,692,047
Reinvestment of distributions	2,994	—
Shares redeemed	(7)	—
End of period	6,501,035	4,696,048

*  The Company commenced operations on November 13, 2013.

**  Underwriting fees and offering costs were $1,657,840 and $304,000 for year ended December 31, 2014 and $5,865,059 and $1,221,225 for period ended December 31, 2013.

***  Amount represents initial seed investment.

See notes to Financial Statements

StoneCastle Financial Corp. | Annual Report

Statement of Cash Flow

This Statement of cash flows shows cash flow from operating and financing activities for the period stated.

For the Year Ended December 31, 2014
Cash flows from operating activities
Net increase in net assets from operations	$4,533,599
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(196,048,965)
Proceeds from sales and redemption of investment securities	52,827,944
Net realized gain on investments	(231,818)
Net change in unrealized appreciation on investments	(183,030)
Net accretion of premium	(21,223)
Decrease in receivable for securities sold	1,047,746
Increase in prepaid expenses	(714,507)
Increase in interest receivable and dividends receivable	(1,290,186)
Increase in payable for securities purchased	13,923,525
Decrease in administration fees payable	(50,476)
Increase in advisory fees payable	508,371
Increase in loan interest payable	52,090
Decrease in offering expense payable	(133,612)
Decrease in directors' fees payable	(31,158)
Increase in accrued fees payable	251,935
Net cash used by operating activities	(125,559,765)
Cash flows from financing activities
Increase in loan payable	22,500,000
Proceeds from the issuance of common stock	41,446,000
Underwriting fees for issuance of common stock	(1,657,840)
Offering costs paid	(304,000)
Payment of shares redeemed	(17)
Cash distributions to shareholders	(8,288,433)
Net cash provided by financing activities	$53,695,710
Net decrease in cash	(71,864,055)
Cash and cash equivalents:
Beginning of year	82,578,183
End of year	$10,714,128
Supplemental disclosure of cash flow information
Cash paid for interest	$437,083

See notes to Financial Statements

See notes to Financial Statements

Annual Report | StoneCastle Financial Corp.
1515

Financial Highlights

The financial highlights show how the Company's net asset value for a common stock share has changed during the period.

	For the Year Ended December 31, 2014	For the Period Ended December 31, 2013†
Per share operating performance
Net Asset value, beginning of period	$23.07	$23.49[1]
Net investment income/(loss)[2]	0.84	(0.09)
Net realized and unrealized gain (loss) on investments[2]	0.01	(0.05)
Offering costs[2]	(0.06)	—
Total from investment operations	0.79	(0.14)
Less distributions to shareholders
From net investment income	(1.22)	(0.28)
From tax return of capital	(0.78)	—
Total distributions	(2.00)	(0.28)
Net asset value, end of period	$21.86	$23.07
Per share market value, end of period	$19.47	$24.56
Total investment return based on market value[3]	(13.59)%	(0.62	)%*
Ratios and supplemental data
Net assets end of period (in millions)	$142.1	$108.3
Ratios (as a percentage of average net assets):
Expenses	3.73%[4]	3.04	%**
Net investment income/(loss)	3.41%	(3.00	)%**
Portfolio turnover rate	30%	81	%*

†  The Company commenced operations on November 13, 2013.

1  Net asset value at beginning of period reflects a deduction of $1.51 per share of sales load and offering expense from the initial public offering price of $25 per share.

2  The net investment income, net realized and unrealized gain/(loss) on investments and offering costs per share was calculated using the average shares outstanding method.

3  Based on share market price and reinvestment of distributions at the price obtained under the Dividend Reinvestment Plan. Total return does not include sales load and offering expenses.

4  Excluding interest expense, operating expenses would have been 3.33%.

*  Not-annualized

**  Annualized

See notes to Financial Statements

StoneCastle Financial Corp. | Annual Report

Notes to Financial Statements

Note 1 — Organization

StoneCastle Financial Corp.("SCFC"or the"Company") is a Delaware corporation registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended, (the "Investment Company Act") which commenced investment operations on November 13, 2013. In addition, SCFC has elected to be treated for tax purposes as a regulated investment company, or "RIC'' under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code'').

SCFC's primary investment objective is to provide stockholders with current income, and to a lesser extent capital appreciation. We attempt to achieve our investment objectives through investments in preferred equity, subordinated debt, convertible securities and, to a lesser extent, common equity primarily in the U.S. community bank sector. The Company defines community bank sector as banks, saving associations and their holding companies with less than $10 billion in consolidated assets that serve local markets. We may also invest in similar securities of larger U.S. domiciled banks and companies that provide goods and/or services to banking companies. Together with banks, we refer to these types of companies as banking-related and intend, under normal circumstances, to invest at least 80% of the value of our net assets plus the amount of any borrowings for investment purposes in such businesses. There is no guarantee that we will achieve our investment objective.

Note 2 — Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by SCFC in the preparation of its financial statements. The preparation of the financial statements is in conformity with U.S. generally accepted accounting principles ("U.S.GAAP") and requires the Board of Directors,inclusive of the sub-committees, and the Advisor to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents — SCFC considers all highly liquid debt instruments with a maturity of three months or less at the time of purchase to be cash equivalents. Cash and cash equivalents of $10,714,128 includes $6,214,148 of short term investments.

Investment Valuation — The most significant estimates made in the preparation of the Company's financial statements are the valuation of equity and debt investments and the effective yield calculation with respect to certain debt securities, as well as the related amounts of unrealized appreciation and depreciation of investments recorded. The Company believes that there is no single definitive method for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments that SCFC makes. The Company is required to specifically fair value each individual investment on a quarterly basis.

The Company complies with ASC 820-10, Fair Value Measurements and Disclosure, which establishes a three-level valuation hierarchy for disclosure of fair value measurements. ASC 820-10 clarified the definition of fair value and requires companies to expand their

Annual Report | StoneCastle Financial Corp.

disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. ASC 820-10 defines fair value as the price that would be received to sell an asset or paid to transfer a liability (i.e. the "exit price") in an orderly transaction between market participants at the measurement date. ASC 820-10 also establishes the following three-tier fair value hierarchy:

•  Level 1 — Valuations based on unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access;

•  Level 2 — Valuations based on inputs, other than quoted prices included in Level 1, that are observable either directly or indirectly; and

•  Level 3 — Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

To the extent securities owned by the Company are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Securities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 of the fair value hierarchy.

The availability of valuation techniques and observable inputs can vary from security to security and is affected by a wide variety of factors including the type of security, whether the security is new and not yet established in the marketplace, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Those estimated values do not necessarily represent the amounts that may be ultimately realized due to the occurrence of future circumstances that cannot be reasonably determined. Because of the inherent uncertainty of valuation, those estimated values may be materially higher or lower than the values that would have been used had a ready market for the securities existed. Accordingly, the degree of judgment exercised by SCFC in determining fair value is greatest for securities categorized in Level 3. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement.The valuation levels are not necessarily an indication of the risk associated with investing in those securities.

Fair value is a market-based measure considered from the perspective of a market participant rather than an entity-specific measure. Therefore, even when market assumptions are not readily available, SCFC's own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date. SCFC uses prices and inputs that are current as of the measurement date, including periods of market dislocation. In periods of market dislocation, the observability of prices and inputs may be reduced for many securities. This condition could cause a security to be reclassified to a lower level within the fair value hierarchy.

SCFC will determine fair value of its assets and liabilities in accordance with valuation procedures adopted by its Board of Directors. The Company may utilize the services of one or more regionally or nationally recognized independent valuation firms to help it determine the value of each investment for which a market price is not available. SCFC's board will also

StoneCastle Financial Corp. | Annual Report

review valuations of such investments provided by the Advisor. Securities for which market quotations are readily available shall be valued at "market value." If a market value cannot be obtained or if SCFC's Advisor determines that the value of a security as so obtained does not represent a fair value as of the measurement date (due to a significant development subsequent to the time its price is determined or otherwise), fair value shall be determined pursuant to the methodologies established by our Board of Directors. In making these determinations, the Company may engage an independent valuation firm from time to time to assist in determining the fair value of our investments.The methods for valuing these investments may include fundamental analysis, discounts from market prices of similar securities, purchase price of securities, subsequent private transactions in the security or related securities, or discounts applied to the nature and duration of restrictions on the disposition of the securities, as well as a combination of these and other factors.

Preferred and Trust Preferred Securities — The fair value of preferred securities and trust preferred securities is generally determined using market price quotations (where observable) and other observable market inputs (including recently executed transactions).When using market price quotations from brokers, fair value is calculated using the average of two or more indicative broker quotes obtained as of the valuation date.When quotations are unobservable, internal valuation models (typically including discounted cash flow analysis and comparable analysis) are employed. Perpetual preferred securities are generally categorized as Level 2 or 3 in the fair value hierarchy, depending on the availability of observable inputs.

Debt Securities — Under procedures established by our Board of Directors, we value secured debt, unsecured debt, senior term loans and other debt securities, for which market quotations are readily available, at such market quotations (unless they are deemed not to represent fair value).We attempt to obtain market quotations from at least two brokers if available. If not available or when market quotations are deemed not to represent fair value, we typically utilize independent third party valuation firms to assist us in determining fair value. Our independent valuation firms consider observable market inputs together with significant unobservable inputs in arriving at their valuation recommendations for such Level 2 and Level 3 categorized assets. Investments that are not publicly traded or whose market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of our board of directors. Such determination of fair values may involve subjective judgments and estimates.

Equity Securities — SCFC may invest in equity securities (including exchange traded funds) for which bid and ask prices can be observed in the marketplace. Bid prices reflect the highest price that the marketplace participants are willing to pay for an asset. Ask prices represent the lowest price that the marketplace participants are willing to accept for an asset. The Company's policy for listed securities for which no sale was reported on that date is generally to value the security using the last reported "bid" price if held long, and last reported "ask" price if sold short. Equity securities are generally categorized as Level 1 or 2 in the fair value hierarchy, depending on trading volume levels.

Annual Report | StoneCastle Financial Corp.

The Company's assets measured at fair value subject to the disclosure requirements of ASC 820-10-35 at December 31, 2014, were as follows:

	TOTAL MARKET VALUE AT 12-31-14	LEVEL 1 QUOTED PRICE	LEVEL2 SIGNIFICANT OBSERVABLE INPUTS	LEVEL 3 SIGNIFICANT UNOBSERVABLE INPUTS
Preferred Stock	$86,662,874	$7,978,365	$78,684,509	$—
Convertible Preferred Stock	4,441,133	—	1,941,133	2,500,000
Debt Securities	26,692,854	—	23,192,854	3,500,000
Trust Preferred Securities	25,499,009	8,321,734	17,177,275	—
Equity Securities	6,791,866	3,429,216	—	3,362,650
Senior Term Loan	13,250,000	—	—	13,250,000
Exchange Traded Fund	6,910,235	6,910,235	—	—
Money Market Fund	6,214,148	6,214,148	—	—
Total Investments in Securities	$176,462,119	$32,853,698	$120,995,771	$22,612,650

The Level 3 categorized assets listed above have been valued via the use of a) independent third party valuation firms, or, b) fair valued as determined in good faith by the Board of Directors, in accordance with procedures established by the Board of Directors.

For fair valuations using significant unobservable inputs U.S. GAAP requires SCFC to present reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between levels are based on values at the end of a period. U.S. GAAP also requires SCFC to disclose amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. For the year ended December 31, 2014 there were no transfers between Level 1 and Level 2. A reconciliation of Level 3 investments is presented below:

	PREFERRED STOCK	CONVERTIBLE PREFERRED STOCK	EQUITY SECURITIES	DEBT SECURITIES	SENIOR TERM LOAN	TOTAL
Balance at December 31, 2013	$5,136,890	$—	$—	$—	$—	$5,136,890
Realized gains including earnings	—	—	—	—	—	—
Unrealized depreciation on investments	—	—	—	—	—	—
Purchases	—	2,500,000	3,362,650	3,500,000	13,250,000	22,612,650
Sales	—	—	—	—	—	—

StoneCastle Financial Corp. | Annual Report

	PREFERRED STOCK	CONVERTIBLE PREFERRED STOCK	EQUITY SECURITIES	DEBT SECURITIES	SENIOR TERM LOAN	TOTAL
Transfers in	$—	$—	$—	$—	$—	$—
Transfers out	(5,136,890)	—	—	—	—	(5,136,890)
Balance at December 31, 2014	$—	$2,500,000	$3,362,650	$3,500,000	$13,250,000	$22,612,650

Securities Transactions, Investment Income and Expenses — Securities transactions are recorded on trade date for accounting and financial statement preparation purposes. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis.Accretion of discounts and amortization of premiums are recorded on a daily basis using the effective yield method except for short term securities, which records discounts and premiums on a straight-line basis. Dividends are recorded on the ex-dividend date.

Dividends and Distributions to Shareholders — Dividends from net investment income, if any, are declared and paid quarterly. Distributions, if any, of net short-term capital gain and net capital gain (the excess of net long-term capital gain over the short-term capital loss) realized by SCFC, after deducting any available capital loss carryovers are declared and paid to shareholders at least annually. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. These differences include the treatment of non-taxable dividends, losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the components of net assets.

Note 3 — Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements

StoneCastle Asset Management LLC ("Advisor"), a subsidiary of StoneCastle Partners, LLC ("StoneCastle Partners"), serves as investment adviser to SCFC pursuant to a management agreement with SCFC (the "Management Agreement"). For its services as the investment adviser, the Advisor is entitled to receive a fee at the annual rate of 1.75% of total assets. SCFC will pay the management fee quarterly in arrears, and it will be equal to 0.4375% (1.75% annualized) of the Company's assets at the end of such quarter, including cash and cash equivalents and assets purchased with borrowing under the terms of the Management Agreement, until the Company invested at least 85% of the net proceeds received from the sale of its common stock, the management fee would be reduced so that the portion of the management fee payable with respect to the Company's assets held in cash and cash equivalents would be equal to 0.0625% (0.25% annualized).

BNY Mellon Investment Servicing (US) Inc. ("BNY Mellon") serves as SCFC's administrator ("Administrator"). As Administrator, BNY Mellon calculates the net asset value of SCFC's shares attributable to Common Stock and generally assists in all aspects of SCFC's administration and operation. As compensation for BNY Mellon's services as Administrator, SCFC incurred $165,721 of expenses for the year ended December 31, 2014.

Computershare Trust Company, N.A. ("Computershare") also serves as SCFC's common stock dividend-paying agent and registrar (the "Transfer Agent"). As compensation for

Annual Report | StoneCastle Financial Corp.

Computershare's services as Transfer Agent, SCFC has incurred $32,129 of expenses for the year ended December 31, 2014.

The Bank of New York Mellon (the "Custodian") serves as SCFC's custodian. As compensation for the Custodian's services, SCFC has incurred $55,199 of expenses for the year ended December 31, 2014.

SCFC currently pays each Director who is not an officer or employee of the Advisor a fee of $45,000 per annum, plus $1,000 for each in-person meeting of the Board of Directors or committee meeting. The chairman of SCFC's audit committee and the chairman of SCFC's risk management committee are each to be paid an additional amount not expected to exceed $10,000 per year. Directors do not receive any pension or retirement plan benefits and are not part of any profit sharing plan. Interested directors do not receive any compensation from SCFC. SCFC has incurred $178,300 of Directors fees for the year ended December 31, 2014.

In order to execute its business strategy, SCFC relies on its Advisor's and its Affiliates' strong reputations and deep relationships with issuers, underwriters, financial intermediaries and sponsors, as well as our exclusive investment referral and endorsement relationships with CAB Marketing, LLC and CAB, L.L.C., subsidiaries of the American Bankers Association ("ABA"). Pursuant to the agreements governing these relationships, CAB Marketing, LLC assists SCFC with the promotion and identification of potential investment opportunities through marketing campaigns, placements at ABA events and introductions to banks seeking capital. In addition, CAB, L.L.C. has granted to SCFC a license to use the CAB name, "Corporation for American Banking," in connection with these marketing efforts. SCFC's marketing costs are the fees SCFC pays for these services. SCFC has incurred $500,000 of marketing and licensing costs for the year ended December 31, 2014.

Pepper Hamilton LLP serves as the legal counsel to SCFC. As compensation for its services, SCFC has incurred $276,129 of expenses for the year ended December 31, 2014.

KPMG LLP serves as the Company's auditor. On June 3, 2014 KPMG announced the acquisition of certain assets of Rothstein Kass, the previous auditor for the firm. As compensation for its services, SCFC has incurred $47,500 of audit expense for the year ended December 31, 2014.

Note 4 — Purchases and Sales and Redemptions of Securities

For the year ended December 31,2014, (i) the cost of purchases was $196,048,965, (ii) the sales and redemptions of securities was $52,827,944. At December 31, 2014, the aggregate cost basis of securities for federal income tax purposes was $170,437,641 and the aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $189,670.

Note 5 — Federal Tax Information

The Company intends to operate so as to qualify to be taxed as a RIC under Subchapter M of the Internal Revenue Code and, as such, to not be subject to federal income tax on the portion of its taxable income and gains distributed to stockholders. To qualify for RIC tax treatment, SCFC is required to distribute at least 90% of its investment company taxable income, as defined by the Code.

StoneCastle Financial Corp. | Annual Report

Because federal income tax regulations differ from accounting principles generally accepted in the United States, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statement to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

SCFC has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires SCFC to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. SCFC has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, SCFC is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

In order to present net asset components on the Statement of Assets and Liabilities that more closely represent their tax character, certain reclassifications are made to the net asset components. Net assets, net investment income and net realized gains were not affected by these adjustments. For the year ended December 31, 2014, these adjustments increased distributions in excess of net investment income by $231,818 and decreased accumulated realized gains by $231,818. The primary reason for these reclassifications relate to short-term gains being reported as ordinary income for federal income tax purposes.

For the year ended December 31, 2014, the tax character of distributions paid by the Company was $3,025,328 of ordinary income dividends, $10,347 of long term capital gains and $4,009,870 return of capital. For the year ended December 31, 2013, the tax character of distributions paid by the Company was $1,314,893 of ordinary income dividends. Distributions from net investment income and short-term capital gains are treated as ordinary income for federal tax purposes.

The Company declared a $0.50 per share dividend on March 6, 2014, June 3, 2014, September 2, 2014 and December 2, 2014 which was paid on April 1, 2014, June 27, 2014, September 26, 2014 and January 2,2015, respectively. Shareholders have been notified of the tax character of these ROC distributions.

At December 31, 2014, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by SCFC were as follows:

Federal tax cost	$176,651,789
Gross unrealized appreciation	1,283,261
Gross unrealized depreciation	(1,472,931)
Net unrealized depreciation	($189,670)

Pursuant to federal income tax rules applicable to regulated investment companies, SCFC may elect to treat certain capital losses up to and including December 31 as occurring on the first day of the following tax year. For the period after October 31, 2014 and ending December 31, 2014, any amount of losses elected within the tax year will not be recognized

Annual Report | StoneCastle Financial Corp.

for federal income tax purposes until 2015. For the year ended December 31, 2014, SCFC had no ordinary income, short-term or long-term capital loss deferrals.

Accumulated capital losses represent net capital loss carry forwards as of December 31, 2014 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. Under the Regulated Investment Company Modernization Act of 2010 (the "Modernization Act"), SCFC is permitted to carry forward capital losses incurred for an unlimited period. For the year ended December 31, 2014, SCFC had no accumulated capital loss carry forwards.

Note 6 — Risk Considerations

Risks are inherent in all investing. The following summarizes some, but not all, of the risks that should be considered for the Company. For additional information about the risks associated with investing in the Company, please see the Company's prospectus as well as other Company regulatory filings.

Investment and Market Risk — An investment in the Company's common shares ("Common Shares") is subject to investment risk, including the possible loss of the entire principal invested. Common Shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of Company dividends and distributions. The Company expects to utilize leverage, which will magnify investment risk.

Preferred and Debt Securities Risk — Preferred and debt securities in which the Company invests are subject to various risks, including credit risk, interest rate risk, call/prepayment risk and reinvestment risk. In addition, preferred securities are subject to certain other risks, including deferral and omission risk, subordination risk, limited voting rights risk and special redemption rights risk.

Credit Risk — The Company is subject to credit risk, which is the risk that an issuer of a security may be unable or unwilling to make dividend, interest and principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer's ability or willingness to make such payments.

Leverage Risk — The use of leverage by the Company can magnify the effect of any losses. If the income and gains from the securities and investments purchased with leverage proceeds do not cover the cost of leverage, the return to the Common Shares will be less than if leverage had not been used. Moreover, leverage involves risks and special considerations for holders of Common Shares including the likelihood of greater volatility of net asset value and market price of the Common Shares than a comparable portfolio without leverage, and the risk that fluctuations in interest rates on reverse repurchase agreements, borrowings and short-term debt or in the dividend rates on any preferred shares issued by the Company will reduce the return to the holders of Common Shares or will result in fluctuations in the dividends paid on the Common Shares. There is no assurance that a leveraging strategy will be successful. See Note 7 for additional information on leverage.

Call/Prepayment and Reinvestment Risk — If an issuer of a security exercises an option to redeem its issue at par or prepay principal earlier than scheduled, the Company may be forced to reinvest in lower yielding securities. A decline in income could affect the Common Shares' market price or the overall return of the Company.

StoneCastle Financial Corp. | Annual Report

Risks of Concentration in the Banking industry/Financial Sector — Because the Company concentrates in the banking industry, with an emphasis on community banks, and may invest up to 100% of its managed assets in the banking industry and financials sector, it will be more susceptible to adverse economic or regulatory occurrences affecting the banking industry and financials sector, such as changes in interest rates, loan concentration and competition.

Regulatory Risk — Financial institutions, including community banks, are subject to various state and federal banking regulations that impact how they conduct business, including but not limited to how they obtain funding. Changes to these regulations could have an adverse effect on their operations and operating results and our investments. We expect to make long-term investments in financial institutions that are subject to various state and federal regulations and oversight. Congress, state legislatures and the various bank regulatory agencies frequently introduce proposals to change the laws and regulations governing the banking industry in response to the Dodd-Frank Act, Consumer Financial Protection Bureau (the "CFPB") rulemaking or otherwise. The likelihood and timing of any proposals or legislation and the impact they might have on our investments in financial institutions affected by such changes cannot be determined and any such changes may be adverse to our investments. Federal banking regulators recently proposed amended regulatory capital regulations in response to The Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act") and Basel Ill protocols which would impose even more stringent capital requirements. In the event that a regulated bank falls below certain capital adequacy standards, it may become subject to regulatory intervention including, but not limited to, being placed into a FDIC-administered receivership or conservatorship. The effect of inadequate capital can have a potentially adverse consequence on the institution's financial condition, its ability to operate as a going concern and its ability to operate as a regulated financial institution and may have a material adverse impact on our investments.

Interest Rate Risk — The Company is subject to interest rate risk, which is the risk that the preferred and debt securities in which the Company invests will decline in value because of rising market interest rates.

Convertible Securities/Contingent Convertible Securities Risk — The market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. Contingent convertible securities provide for mandatory conversion into common stock of the issuer under certain circumstances. Since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero; and conversion would deepen the subordination of the investor, hence worsening standing in a bankruptcy. In addition, some such instruments have a set stock conversion rate that would cause a reduction in value of the security if the price of the stock is below the conversion price on the conversion date.

Illiquid and Restricted Securities Risk — Investment of the Company's assets in illiquid and restricted securities may restrict the Company's ability to take advantage of market opportunities. Illiquid and restricted securities may be difficult to dispose of at a fair price at the times when the Company believes it is desirable to do so. The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Company pays for or recovers upon the sale of such

Annual Report | StoneCastle Financial Corp.

securities. Illiquid and restricted securities are also more difficult to value, especially in challenging markets. The risks associated with illiquid and restricted securities may be particularly acute in situations in which the Company's operations require cash and could result in the Company borrowing to meet its short-term needs or incurring losses on the sale of illiquid or restricted securities.

Note 7 — Revolving Credit Agreement

On June 9, 2014, the Company entered into a revolving credit agreement (the "Credit Agreement") with a syndicate of financial institutions led by Texas Capital Bank, N.A. (collectively, the "Syndicates") to borrow up to $45,000,000 of which $22,500,000 has been committed and drawn as of December 31, 2014. Such borrowings constitute financial leverage. The Agreement has a five year term and a stated maturity in June 2019 and was priced at LIBOR +2.85%.The CreditAgreement contains customary covenants, negative covenants and default provisions, including covenants that limit the Company's ability to incur additional debt or consolidate or merge into or with any person, other than as permitted, or sell, lease or otherwise transfer, directly or indirectly, all or substantially all of its assets. The covenants also impose on the Company asset coverage requirements, which are more stringent than those imposed on the Company by the Investment Company Act, as well as the Company's policies. For the period July 1, 2014 through December 31, 2014, the average daily loan balance was $28,052,198 at a weighted average interest rate of 3.10%. With respect to these borrowings, interest of $489,173 is included in the Statement of Operations.

Note 8 — Indemnification

In the normal course of business, SCFC may enter into contracts that provide general indemnifications. SCFC's maximum exposure under these arrangements is dependent on claims that may be made against SCFC in the future, and therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Under the SCFC's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to SCFC.

Note 9 — Other Income

Other income includes closing fees, or origination fees, associated with investments in portfolio companies. Such fees are normally paid at closing of the Company's investments, are fully earned and non-refundable, and are generally non-recurring. SCFC had origination fee income of $300,355 and other income of $92,637 for the year ended December 31, 2014.

Note 10 — Capital Share Transactions

As of December 31, 2014, 50,000,000 shares of $0.001 par value capital stock were authorized. Of the authorized shares, SCFC is authorized to issue 40,000,000 shares of common stock and 10,000,000 shares of preferred stock. Prior to commencement of operations on November 13, 2013, SCFC issued 4,001 shares of common stock. On November 13, 2013, SCFC sold 4,400,000 shares of our common stock via an initial public offering at a price of $25.00 per share. On December 3, 2013 and December 11, 2013 SCFC sold an additional 125,000 shares and 167,047 shares, respectively, of our common stock at a public offering price of $25.00 per share pursuant to the underwriters' exercise of the over-allotment option. On November 7, 2014, SCFC sold an additional 1,600,000 shares via an initial public offering at a price of $23.00 per share. On December 2, 2014, SCFC sold an additional 202,000 shares of our common stock at a public offering price of $23.00 per share

StoneCastle Financial Corp. | Annual Report

pursuant to the underwriters' exercise of the over-allotment option.Total shares issued and outstanding at December 31, 2014 were 6,501,035.

Note 11 — Subsequent Events

Management has evaluated the impact of all subsequent events on the company and has determined that the following are the only required disclosures in the financial statements:

Increase in Revolving Credit Agreement

On January 16, 2015, the Company closed an additional $25 million on the current revolving credit agreement ("Credit Agreement") of $45 million, which increased the maximum borrowing amount to $70 million. The Facility was led by Texas Capital Bank, headquartered in Dallas, Texas. The maturity date and pricing structure for the Credit Agreement remained the same. See Note 7 for additional information on the Credit Agreement.

Annual Report | StoneCastle Financial Corp.

Dividends and Distributions

Dividends and Distributions

Dividends from net investment income are declared and paid on a quarterly basis. Distributions of net realized capital gains, if any, will be made at least annually. It is the Company's policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to "regulated investment companies" or "RICs" and to distribute substantially all of its taxable income to its shareholders. In order to provide shareholders with a more stable level of dividend distributions, the Company may at times pay out more or less than distributable income earned in any particular quarter. The Company's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets and Liabilities, which comprises part of the financial information included in this report. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Summary of Dividends Declared in 2014
Period	Amount Declared
1st Quarter 2014	$0.50
2nd Quarter 2014	$0.50
3rd Quarter 2014	$0.50
4th Quarter 2014	$0.50
$2.00

Dividend Reinvestment Plan

We have a common stock dividend reinvestment plan for our stockholders. Our plan is implemented as an "opt out" dividend reinvestment plan. As a result, if a stockholder participates in our Automatic Dividend Reinvestment Plan ("Plan") all distributions will automatically be reinvested in additional common stock (unless a stockholder is ineligible or elects otherwise). If a stockholder opts out of the Plan, such stockholder will receive distributions in cash. If a stockholder holds shares with a brokerage firm that does not participate in the Plan, the stockholder may not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those of the Plan.

In the case that newly issued shares of our common stock are used to implement the Plan, the number of shares of common stock to be delivered to a participating stockholder shall be determined by (i) dividing the total dollar amount of the dividends payable to such stockholder by (ii) 97% of the average market prices per share of common stock at the close of regular trading on the NASDAQ Global Select Market for the five trading days immediately prior to the valuation date to be fixed by our board of directors.

In the case that shares repurchased on the open market are used to implement the Plan, the number of shares of common stock to be delivered to a participating stockholder shall be determined by dividing (i) the total dollar amount of the dividends payable to such stockholder by (ii) the weighted average purchase price of such shares.

We intend to use primarily newly issued shares to implement the dividend reinvestment plan (so long as we are trading at a premium to net asset value). If our shares are trading at a

StoneCastle Financial Corp. | Annual Report

significant enough discount to net asset value and we are otherwise permitted under applicable law to purchase such shares, we intend to purchase shares in the open market in connection with our obligations under our dividend reinvestment plan. However, we reserve the right to issue new shares of our common stock in connection with our obligations under the dividend reinvestment plan even if our shares are trading below net asset value. Automatically reinvesting dividends and distributions does not mean that a stockholder does not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by the stockholder.

For further information or to opt-out of or withdraw from the Plan, contact the Plan Agent, Computershare Trust Company, N.A. by writing to 250 Royall Street, Canton, Massachusetts 02021.

Annual Report | StoneCastle Financial Corp.

Tax Information

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended December 31, 2014.

100% of ordinary income dividends paid qualify for the corporate dividends-received deduction.

Under the Jobs and Growth Tax relief Reconciliation Act of 2003, 100% of ordinary dividends paid during the fiscal year ended December 31, 2014 are designated as "qualified dividend income," as defined in the Act, and are subject to reduced tax rates.

Eligible shareholders were mailed a 2014 Form 1099-DIV in early 2015. This reflected the tax character of all distributions paid in calendar year 2014.

Additional Information

Availability of Quarterly Schedule of Investments

The Company files their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Company's Form N-Q is available on the SEC's website at http://www.sec.gov and may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on how to access documents on the SEC's website without charge may be obtained by calling (800) SEC-0330. The Company's Form N-Q may also be obtained upon request and without charge by calling (212) 354-6500 or on the Company's website at www.StoneCastle-Financial.com.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (212) 354-6500; (2) at www.StoneCastle-Financial.com; and (3) on the SEC's website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Company voted proxies relating to securities held in the Company's portfolio during the annual period ended June 30 is available upon request and without charge (1) at www.StoneCastle-Financial.com or by calling (212) 354-6500 and (2) on the SEC's website at http:// www.sec.gov.

StoneCastle Financial Corp. | Annual Report

Results of Stockholders Meeting

(unaudited)

The Annual Meeting of Stockholders of StoneCastle Financial Corp. ("the Company") was held on May 20, 2014. A description of the proposal and number of shares voted at the Meeting are as follows:

Proposal:

To elect two Class I Directors of the Company, each to serve for a term ending at the 2017 Annual Meeting of Stockholders of StoneCastle Financial Corp. and when his or her successor is duly elected and qualifies.

	Voted For	Authority Withheld
Clara Miller	3,304,236	26,425
George Shilowitz	3,262,849	67,812

Annual Report | StoneCastle Financial Corp.

Auditor's Report

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
StoneCastle Financial Corp.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of StoneCastle Financial Corp. (the "Company") as of December 31, 2014, and the related statements of operations, changes in net assets, cash flows and financial highlights for the year then ended. The financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the financial statements based on our audit. The accompanying statement of changes in net assets and financial highlights for the period ended December 31, 2013 were audited by other auditors whose report thereon dated February 24, 2014 expressed an unqualified opinion of those financial statements and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of StoneCastle Financial Corp., as of December 31, 2014, the results of its operations, changes in its net assets, its cash flows, and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

Roseland, New Jersey
February 27, 2015

StoneCastle Financial Corp. | Annual Report

Management

Board of Directors and Executive Officers

Our business and affairs are managed under the direction of our board of directors. Accordingly, our board of directors provides broad supervision over our affairs, including supervision of the duties performed by our Advisor. Our Advisor is responsible for our day-to-day operations. The names, ages and addresses of our directors and officers and specified employees of our Advisor, together with their principal occupations and other affiliations during the past five years, are set forth below. Each director and officer will hold office for the term to which he is elected and until his successor is duly elected and qualifies, or until he resigns or is removed in the manner provided by law. Unless otherwise indicated, the address of each director is c/o StoneCastle Partners, 152 West 57th Street, 35th Floor, New York, New York 10019. Our board of directors consists of three directors who are not "interested persons" (as defined in the Investment Company Act of 1940 (the "Investment Company Act")) of our Advisor or its affiliates and two directors who are "interested persons." Our directors who are not interested persons are also independent pursuant to the NASDAQ stock exchange listing standards, and we refer to them as "independent directors." Directors who are "interested persons" (as defined in the Investment Company Act) are referred to below as "interested directors." Under our Certificate of Incorporation, the board is divided into three classes. Each class of directors will hold office for a three-year term. However, the initial members of the three classes have initial terms of one, two and three years, respectively. At each annual meeting of our stockholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election and until their successors are duly elected and qualified.

Interested Directors

Name	Age	Position(s) Held with Company	Term End	Principal Occupation(s) Last 5 Years	Other Directorships Last 5 Years
Joshua S. Siegel	43	Chairman of the Board & Chief Executive Officer	2015	Managing Partner and CEO of StoneCastle Partners, LLC	StoneCastle Partners, LLC; StoneCastle Cash Management, LLC; StoneCastle LLC; StoneCastle Partners, LLC
George Shilowitz	49	Director & President	2017	Managing Partner and Senior Portfolio Manager of StoneCastle Partners, LLC	StoneCastle Partners, LLC

Independent Directors

Name	Age	Position(s) Held With Company	Term End	Principal Occupation(s) Last 5 Years	Other Directorships Last 5 Years
Alan Ginsberg	53	Director, Member of Audit Committee and Risk Management Committee	2016	Managing Director, Bank America Securities until 5/08; Partner, Change Investments 5/08 to 8/09; Senior Advisor, StoneCastle Partners 5/10 to 5/13	Chairman, External Advisory Board of Peabody Museum at Yale University

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Name	Age	Position(s) Held With Company	Term End	Principal Occupation(s) Last 5 Years	Other Directorships Last 5 Years
Emil Henry	54	Director, Member of Audit Committee and Risk Management Committee	2015	CEO and Founder of Tiger Infrastructure Partners	Tiger Cool Express, Hudson Fiber Network, Easterly Government Properties
Clara Miller	65	Director, Member of Audit Committee and Risk Management Committee	2017	Non-Profit Finance Fund 10/84 to 3/11; The F.B. Heron Foundation 3/11 to present	GuideStar, The Robert Sterling Clark Foundation, and Family Independence Initiative

Executive Officers Who are not Directors

Name	Age	Position(s) Held with Company	Term Served	Principal Occupation(s) Last 5 Years
Patrick J. Farrell	55	Chief Financial Officer	Since April 2014	Chief Financial Officer of StoneCastle Partners, LLC from April 2014 to date; Chief Financial Officer of Emerging Managers Group, LP
Rachel Schatten	43	General Counsel, Chief Compliance Officer and Secretary	Since July 2013	General Counsel and Chief Compliance Officer of Hardt Group, General Counsel and Chief Compliance Officer of StoneCastle Partners, LLC

Biographical Information

Interested Directors

The following sets forth certain biographical information for our Interested Directors. An Interested Director is an "interested person" as defined in Section 2(a)(19) of the 1940 Act:

Joshua S. Siegel. Chief Executive Officer & Chairman of the Board. Mr. Siegel is the founder and Managing Partner of StoneCastle Partners and serves as its Chief Executive Officer. With over 21 years of experience in financial services, 18 of which have been spent advising clients and investing in financial institutions or assets, he is widely regarded as a leading expert and investor in the banking industry and is often quoted in financial media, including The Wall Street Journal, The New York Times, American Banker, and CNNMoney. In addition, he speaks frequently at industry events, including those hosted by the American Bankers Association, Conference of State Bank Supervisors, FDIC, Federal Reserve Bank and SNL Financial. A creative instructor with a passion for teaching, Mr. Siegel has regularly been invited to educate government regulators about the specialized community banking sector. He also serves as Adjunct Professor at the Columbia Business School in New York City. Immediately prior to co-founding StoneCastle, Mr. Siegel was a co-founder and Vice President of the Global Portfolio Solutions Group at Citigroup, a group organized to finance portfolios of financial assets for corporations and to invest in the sector as a principal and market maker. He later assumed responsibility for developing new products, including pooled investment strategies for the community banking sector. Joshua originally joined Salomon Brothers in 1996 (which was merged into Travelers in 1998 and into Citigroup in 1999) in the tax and lease division, providing financing and advisory services to government-sponsored enterprises and Fortune

StoneCastle Financial Corp. | Annual Report

500 corporations. Prior to his tenure at Citigroup, Mr. Siegel worked at Sumitomo Bank where he served as a corporate lending officer, as a banker managing equipment lease and credit derivative transactions, and as a member of the New York Credit Committee and at Charterhouse, carrying out merchant banking and private equity transactions. Mr. Siegel has provided strategic advice to the Global Food Banking Network. He also provides annual economic support to Prep for Prep to make sure academic brilliance is recognized and nurtured without regard to a student's economic, demographic or sociological impediments. He holds a B.S. in Management and Accounting from Tulane University.

George Shilowitz. President and Director. Mr. Shilowitz is a Managing Partner of StoneCastle Partners and serves as the Senior Portfolio Manager of StoneCastle Partners. Mr. Shilowitz has two decades of fixed income and principal investment experience. Mr. Shilowitz worked with StoneCastle since its founding in 2003 and became a partner in 2007. Prior to joining StoneCastle, Mr. Shilowitz was a senior executive at Shinsei Bank and participated in its highly successful turnaround, sponsored by J.C. Flowers & Co. and Ripplewood Partners. At Shinsei, Mr. Shilowitz managed various business units, including Merchant Banking and Principal Finance and was the President of its wholly-owned subsidiary, Shinsei Capital (USA) Limited. Prior to Shinsei, Mr. Shilowitz was a senior member of the Principal Transactions Group at Lehman Brothers in Asia from 1997-2000, focusing on proprietary investments and debt portfolio acquisitions from distressed financial institutions. From 1995-1997, he was a member of Salomon Brothers' asset finance group where he met and first collaborated with Mr. Siegel. Mr. Shilowitz began his career in 1991 at First Boston Corporation (now Credit Suisse) as a member of the fixed income mortgage arbitrage group and also held positions in the financial engineering group and in asset finance investment banking where he focused on banks and specialty finance companies. He holds a B.S. in Economics from Cornell University.

Independent Directors

The following sets forth certain biographical information for our Independent Directors. Independent Directors are not "interested persons" of StoneCastle Financial Corp., as defined by the 1940 Act:

Alan Ginsberg. Mr. Ginsberg has more than 25 years of experience in providing financial advisory services to financial institutions. Mr. Ginsberg began his investment banking career at Salomon Brothers Inc in 1983, followed by being a key member of a group that moved to UBS Financial Services Inc. in 1995 and to Donaldson, Lufkin & Jenrette in 1998. He remained at DLJ through the merger with Credit Suisse First Boston until 2004, when he was recruited to Head HSBC Bank USA's Financial Institutions Group Americas, remaining there until mid-2006. Following HSBC, Mr. Ginsberg was a senior member of the Banc of America Securities Financial Institutions Group. Mr. Ginsberg has advised on more than 65 strategic transactions and advisory assignments during his tenure as an investment banker. Mr. Ginsberg received his B.A. in Economics from Yale University. He currently serves as Chairman of Yale's Peabody Museum Advisory Board, and he served as a Senior Advisor to StoneCastle Partners from 2010 until May 2013.

Emil W. Henry, Jr. Mr. Henry is the former Assistant Secretary of the U.S. Treasury for Financial Institutions, is the CEO and Founder of Tiger Infrastructure Partners, a private equity firm focused on global infrastructure investment opportunities. Prior to founding Tiger Infrastructure Partners, he was Global Head of the Lehman Brothers Private Equity Infrastructure businesses,

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3535

where he oversaw global infrastructure investments. In 2005, Mr. Henry was appointed Assistant Secretary of the Treasury for Financial Institutions by the President of the United States. Until his departure in 2007, he was a key advisor to two Treasury Secretaries on economic, legislative and regulatory matters affecting U.S. financial institutions and markets. Before joining the Treasury, Mr. Henry was a partner of Gleacher Partners LLC, an investment banking and investment management firm, where he served as Chairman of Asset Management, and Managing Director, and where he oversaw the firm's investment activities. Before attending business school, Mr. Henry was a member of the principal investing arm of Morgan Stanley, where he was involved in the execution of leveraged buyouts on the firm's behalf. He holds an M.B.A. from Harvard Business School and a B.A. in Economics from Yale University.

Clara Miller. Clara Miller is President of The F. B. Heron Foundation, which helps people and communities help themselves out of poverty. Prior to assuming the Foundation's presidency, Ms. Miller was President and CEO of Nonprofit Finance Fund which she founded and ran from 1984 through 2010. Ms. Miller was named to The NonProfit Times "Power and Influence Top 50" for the five years from 2006 through 2010. She was awarded a Bellagio Residency in 2010 by The Rockefeller Foundation. In addition to serving on The F. B. Heron Foundation's board, Ms. Miller is on the boards of GuideStar, The Robert Sterling Clark Foundation, and Family Independence Initiative. She is also a member of Social Investment Committee of the Kresge Foundation. In 2010, Ms. Miller became a member of the first Nonprofit Advisory Committee of the Financial Accounting Standards Board. In 1996, Ms. Miller was appointed by President Clinton to the U.S. Treasury's first Community Development Advisory Board for the then-newly-created Community Development Financial Institutions Fund. She later served as its Chair. She chaired the Opportunity Finance Network board for six years and was a member of the Community Advisory Committee of the Federal Reserve Bank of New York for eight years. Other prior board affiliations include Grantmakers for Effective Organizations, Enterprise Community Loan Fund, Community Wealth Ventures and Working Today. Ms. Miller speaks and writes extensively about nonprofit capitalization and finance and has been published in The Financial Times, Stanford Social Innovation Review, The Nonprofit Quarterly and the Chronicle of Philanthropy.

Executive Officers Who Are Not Directors

Patrick J. Farrell. Chief Financial Officer. Mr. Farrell has over 30 years of hands-on management experience in finance and accounting, specifically focused on domestic and offshore mutual funds, bank deposit account programs, investment advisory and broker dealer businesses. Prior to joining StoneCastle Partners as Chief Financial Officer in February 2014, Mr. Farrell was CFO/COO of the Emerging Managers Group, L.P., a specialty asset management firm focused on offshore mutual funds. Prior to that, Mr. Farrell was CFO at Reserve Management, where he oversaw all financial activities for the company. Earlier in his career, he held financial positions at Lexington Management, Drexel Burnham, Alliance Capital and New York Life Investment Management, all focused on investment advisory and mutual fund activities. He began his career at Peat Marwick Mitchell & Co. Mr. Farrell holds a B.S. in Business Administration-Accounting from Manhattan College. Mr. Farrell is a Certified Public Accountant in New York State and a member of the American Institute of Certified Public Accountants.

Rachel Schatten. General Counsel, Chief Compliance Officer and Secretary. Ms. Schatten had over 12 years of investment adviser experience prior to joining StoneCastle Partners as

StoneCastle Financial Corp. | Annual Report

General Counsel and Chief Compliance Officer in 2013. From 2004 to 2013, she served as the U.S. General Counsel and Chief Compliance Officer of a subsidiary of Hardt Group Investments AG, an international fund of funds, and the General Securities Principal of its affiliated broker-dealer since its inception through its subsequent sale. Prior to her tenure at the Hardt Group, Ms. Schatten was an Associate in the investment management group of Schulte Roth & Zabel LLP, where she counseled investment advisers on developing and structuring new hedge funds, including domestic and offshore entities, master feeder funds, and funds of funds. She holds Series 7, 63 and 24 licenses and is admitted to practice law in New York. She graduated Cum Laude from Albany Law School of Union University, where she was an associate editor of the Albany Law Review and a member of the Justinian Society.

Addition to Advisor's Investment Committee

Management of SCFC's portfolio is the responsibility of our Advisor's investment committee. As of December 30, 2014, Ricardo Viloria was added to the investment committee. For the past 5 years, Ricardo has been a Director of StoneCastle Partners. Ricardo joins Joshua Siegel, George Shilowitz, Erik Eisenstein and Robert McPherson on the Committee. Prior to the addition of Ricardo, the Committee's policy required the consent of all four members to purchase a security and two members to sell a security. Effective December 31, 2014, this policy was changed to require the consent of four of five members to purchase a security and the consent of three of five members to sell a security.

Annual Report | StoneCastle Financial Corp.

Privacy Notice

StoneCastle Financial Corp. ("we" or "us") is committed to maintaining your right to privacy. Protecting the information we receive as part of our relationship with you is of primary importance to us. Please take the time to read and understand the privacy policies and procedures that we have implemented to safeguard your nonpublic personal information.

Information We Collect

We must collect certain personally identifiable financial information about our customers to provide financial services and products. Nonpublic personal information means personally identifiable financial information and any list, description or other grouping of consumers that is derived using any personally identifiable financial information that is not publicly available. The personally identifiable financial information that we gather during the normal course of doing business with you may include:

1. information we receive from you on applications or other forms;

2. information about your transactions with us, our affiliates, or others;

3. information collected through the Internet; and

4. information we receive from a consumer reporting agency.

Information We Use

The information that we collect and store relating to you is primarily used to enable us to provide our services to you in the best possible manner. In addition, we may use the information for the following purposes:

1. To provide you with information relating to us;

2. To provide third parties with statistical information about the users of our website;

3. To monitor and conduct an analysis of our Website traffic and usage patterns; and

4. To analyze trends.

Information We Disclose

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted or required by law, or as necessary to provide services to you. We may disclose all of the information we collect, as described above, to certain nonaffiliated third parties such as attorneys, accountants, auditors, regulators and persons or entities that are assessing our compliance with industry standards. We enter into contractual agreements with all nonaffiliated third parties that prohibit such third parties from disclosing or using the information other than to carry out the purposes for which we disclose the information.

If you have questions or comments about our privacy practices, please call us at (212) 354 6500.

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StoneCastle Financial Corp.

BOARD OF DIRECTORS

Interested Directors(1)

Joshua S. Siegel, Chairman of the Board of Directors

George Shilowitz

Independent Directors

Alan Ginsberg

Emil Henry, Jr.

Clara Miller

OFFICERS

Joshua S. Siegel, Chief Executive Officer

George Shilowitz, President

Patrick J. Farrell, Chief Financial Officer

Rachel Schatten, General Counsel, Chief Compliance Officer and Secretary

INVESTMENT ADVISOR

StoneCastle Asset Management LLC
152 West 57th St, 35th Floor
New York, NY 10019

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP
4 Becker Farm Road
Roseland, NJ 07068

TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

Computershare Trust Company, N.A.
250 Royall Street
Canton, MA 02021

(1) As defined under the Investment Company Act of 1940, as amended.

Item 2. Code of Ethics.

(a)       The registrant (sometimes referred to herein as “Company”), as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)       There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)     The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)       Not applicable.

(f)        The registrant posts its code of ethics referenced in Item 2(a) above on its Internet website at www.stonecastle-financial.com.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of directors has determined that Alan Ginsberg is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Mr. Ginsberg has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions.  Mr. Ginsberg has been involved in providing financial advisory services to financial institutions for more than 25 years.  Mr. Ginsberg’s financial advisory services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)       The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $47,500 for 2014 and $45,000 for 2013.

Audit-Related Fees

(b)      The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2014 and $0 for 2013.

Tax Fees

(c)       The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $2,500 for 2014 and $2,500 for 2013.  The service in 2014 and 2013 includes the preparation of the registrant’s federal and state tax returns, and tax return extensions, if applicable.

All Other Fees

(d)     The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2014 and $0 for 2013.

(e)(1)             Audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The audit committee (“Committee”) has adopted policies and procedures with regard to the pre-approval of services.  Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific preapproval by the Committee.  The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant.  Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”).  The term of any general pre-approval is 12 months from the date of the pre-approval unless the Committee provides for a different period.  The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled board meeting.  At this meeting, an analysis of such services is presented to the Committee for ratification.  The Committee may delegate to the Committee Chairman, or any other Committee member, the authority to approve the provision of and fees for any specific engagement of permitted non-audit services.

(e)(2)             None of the services described in Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)        Not applicable.

(g)      The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2014 and $0 for 2013.

(h)      The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

(a)       The registrant has a separately designated audit committee consisting of all the independent directors of the registrant.  The members of the audit committee are: Alan Ginsberg, Emil Henry, Jr., and Clara Miller.

(b)      Not applicable.

Item 6. Investments.

(a)                   Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)                  Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

A copy of the Company’s Proxy Voting Policies and Procedures is attached herewith.

STONECASTLE FINANCIAL CORP.

PROXY VOTING PROCEDURES

A.                                General

The board of directors (the “Board”) of StoneCastle Financial Corp. (the “Company”), including a majority of the directors that are not “interested persons” of the Company under Section 2(a)(19) of the Investment Company Act of 1940, as amended, have adopted these proxy voting policies for the Company in substantially the same form as they apply to all clients of StoneCastle Asset Management LLC  (the “Advisor”).   Subject to the Board’s oversight, the implementation of the Company’s proxy voting policy has been delegated to the Advisor.  It is the policy of the Advisor to consider and vote each proxy proposal in the best interests of clients and account beneficiaries with respect to securities held in the accounts of all clients for whom the Advisor provides discretionary investment management services and has authority to vote their proxies.  The Advisor will make every effort to consult with the portfolio manager and/or analyst covering the security subject to each proxy.

All proxy voting decisions made by the Advisor on behalf of the Company will be determined by the Advisor’s Investment Committee and executed by the Company’s Chief Executive Officer (the “CEO”).

The Advisor, on behalf of the Company, will vote for routine matters (e.g. the ratification of auditors, etc.) in accordance with the recommendation of the Advisor’s Investment Committee unless the Advisor determines it has a conflict of interest with respect to such vote or the Advisor determines that there are other reasons not to vote in accordance with the recommendation of the Advisor’s Investment Committee.

The Advisor, on behalf of the Company, will vote or abstain from voting if deemed appropriate, on non-routine matters (e.g. the election of directors, amendments to governing instruments, compensation proposals, corporate governance proposals, shareholder proposals, etc.) on a case-by-case basis in a manner it believes to be in the best economic interests of the Company’s stockholders.

Although the Advisor will generally vote against proposals that may have a negative impact, the Advisor may vote for such a proposal if there is a compelling long-term reason to do so.  The Advisor may determine not to vote a particular proxy if the costs and burdens exceed the benefits of voting (e.g., when securities are subject to loan or to share blocking restrictions).

The CEO is responsible for monitoring the Advisor’s actions under this proxy voting policy and for ensuring that:

•                 Proxies are received and forwarded to the appropriate decision makers; and

•                 Proxies are voted in a timely manner upon receipt of voting instructions.

The Advisor, on behalf of the Company, is not responsible for voting proxies that it or the Company does not receive, but will make reasonable efforts to obtain missing proxies.

The CEO is responsible for implementing and executing procedures designed to identify and monitor potential conflicts of interest that could affect the proxy voting process including:

•                 Significant relationships between the Advisor, its affiliates and clients on one hand and the Company on the other;

•                 Other potential material business relationships of the Advisor, its affiliates and clients on one hand and the Company on the other; and

•                 Material personal and family relationships of the Advisor, members of the Advisory Committee, its officers, members and directors on one hand and the Company on the other.

The Advisor’s policies and procedures have been designed to identify and properly disclose, mitigate, and/or eliminate applicable conflicts of interest.  Conflicts of interest that involve the Advisor, its affiliates and its officers, directors, members or employees on one hand, and the Company on the other, will generally be fully disclosed and/or resolved in a way that favors the interests of the Company over the interests of the Advisor, its affiliates and its officers, directors, members or employees.  If an employee of the Advisor believes that a conflict of interest has not been identified or appropriately addressed, that employee should promptly bring the issue to the attention of the Advisor’s Chief Compliance Officer.

Conflicts based on a business relationship with the Advisor or any affiliate will be considered only to the extent that the Advisor has actual knowledge of such relationships.  If the Advisor determines that voting a particular proxy would create a material conflict of interest between the Advisor’s interests and the interests of clients, the Advisor may:

•                 disclose the conflict to the client and obtain the client’s consent before voting the proxy; or

•                 establish an ethical wall or other informational barrier between the persons involved in the conflict and the persons making the voting decisions.

B.                                 Reporting and Disclosure

Once each year, the Advisor on behalf of the Company, or its designee, shall provide the entire voting record of the Company for the past year electronically in accordance with the posting of such proxy voting records by the Company on Form N-PX.  The Advisor may delegate the preparation and filing of Form N-PX to the Company’s administrator or other service provider.

The Advisor shall disclose in its Form ADV how other clients can obtain information on how their securities were voted.  The Advisor shall also describe this proxy voting policy and procedures within the Form ADV, along with a disclosure that a client shall be provided a copy upon request.  A description of the proxy voting policy and procedures is also available upon request on the SEC website.

C.                                Recordkeeping

The Company shall retain records relating to the voting of proxies, including:

1                A copy of these proxy voting policy and procedures.

2                A copy of each proxy statement received by the Company regarding its portfolio securities.

3                A record of each vote cast by the Advisor on behalf of the Company.

4                A copy of each written request by the Company on how the Advisor voted proxies on behalf of its account, and a copy of any written response by the Advisor.

5                A copy of any document prepared by the Advisor that was material to making a decision regarding how to vote proxies or that memorializes the basis for the decision.

These records shall be retained for five (5) years from the end of the fiscal year during which the last entry was made on such record and during the first two (2) years onsite at the Company’s principal place of business.

Adopted September 10, 2013

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)            Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

The members of the registrant’s Advisor’s investment committee (the “Investment Committee”) are primarily responsible for the day-to-day management of the registrant’s portfolio.  The Investment Committee is currently comprised of Joshua Siegel, George Shilowitz, Ricardo Viloria, Erik Eisenstein and Robert McPherson.  George Shilowitz is the chairperson of the Investment Committee.  The Investment Committee’s policy is that the consent of four of five members is required to approve the committee’s decision to invest in a security, and the consent of three members is required to sell a security.  Each member of the Investment Committee has served in such capacity since the registrant’s commencement in 2013 except for Ricardo Viloria, who joined the committee in December 2014.  Information about each Investment Committee member’s principal occupation and other business experience during the past five years is set forth below.

Name	Position(s) Held with Company	Principal Occupations Last 5 Years
Joshua Siegel	Chairman of the Board & Chief Executive Officer	Managing Partner and CEO of StoneCastle Partners

George Shilowitz	Director & President	Managing Partner and Senior Portfolio Manager of StoneCastle Partners

Erik Eisenstein	None	Senior Bank Analyst and a Director at StoneCastle Partners; Adjunct Professor at Kingsborough Community College

Robert McPherson	None	Attorney at McPherson Law Firm; Managing Director at

StoneCastle Partners

Ricardo Viloria	None	Director of StoneCastle Partners

(a)(2)            Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

Other Accounts Managed by Portfolio Manager(s) or Management Team Member

As of December 31, 2014:

Name of Portfolio Manager or Team Member	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
Joshua Siegel	Registered Investment Companies:	0	Not applicable	Not applicable	Not applicable
	Other Pooled Investment Vehicles:	6	$1.6 Billion	0	$0
	Other Accounts:	758	$7.1 Billion	3	$25 Million
George Shilowitz	Registered Investment Companies:	0	Not applicable	Not applicable	Not applicable
	Other Pooled Investment Vehicles:	6	$1.6 Billion	0	$0
	Other Accounts:	758	$7.1 Billion	3	$25 Million
Erik Eisenstein	Registered Investment Companies:	0	Not applicable	Not applicable	Not applicable
	Other Pooled Investment Vehicles:	0	Not applicable	Not applicable	Not applicable
	Other Accounts:	0	Not applicable	Not applicable	Not applicable
Robert McPherson	Registered Investment Companies:	0	Not applicable	Not applicable	Not applicable
	Other Pooled Investment Vehicles:	0	Not applicable	Not applicable	Not applicable
	Other Accounts:	0	Not applicable	Not applicable	Not applicable
Ricardo Viloria	Registered Investment Companies:	0	Not applicable	Not applicable	Not applicable
	Other Pooled	6	$1.6	0	$0

Investment Vehicles:		Billion
Other Accounts:	4	0	0	$25 million

Potential Conflicts of Interests

The Advisor and its affiliates may manage funds and accounts other than those of the registrant that have similar investment objectives.  The investment policies, Advisor compensation arrangements and other circumstances of the registrant may vary from those of these other funds and accounts.  Accordingly, conflicts may arise regarding the allocation of investments or opportunities among the registrant and those other accounts.  In certain cases, investment opportunities may be made available to the registrant by our Advisor other than on a pro rata basis.  For example, the registrant may desire to retain an asset at the same time that one or more of those other funds or accounts desires to sell, or the registrant may not have additional capital to invest at the same time as such other funds and accounts.  The Advisor intends to allocate investment opportunities to the registrant and those other funds and accounts in a manner that they believe, in their good faith judgment and based upon their fiduciary duties, to be appropriate considering a variety of factors such as the investment objectives, size of transaction, investable assets, alternative investments potentially available, prior allocations, liquidity, maturity, expected holding period, diversification, lender covenants and other limitations of the registrant and other funds or accounts.  To the extent that investment opportunities are suitable for the registrant and for one of these other funds or accounts, the Advisor intends to allocate investment opportunities pro rata among the registrant and them based on the amount of funds each then has available for such investment, taking into account these factors.

There may be situations in which one or more funds or accounts managed by the Advisor or its affiliates might invest in different securities issued by the same company.  It is possible that if the target company’s financial performance and condition deteriorates such that one or both investments are or could be impaired, the Advisor might face a conflict of interest given the difference in seniority of the respective investments.  In such situations, the Advisor would review the conflict on a case-by-case basis and implement procedures consistent with its fiduciary duties to enable it to act fairly to each of its clients in the circumstances.  Any steps by the Advisor will take into consideration the interests of each of the affected clients, the circumstances giving rise to the conflict, the procedural efficacy of various methods of addressing the conflict and applicable legal requirements.

Our board of directors, including a majority of our directors who are independent, is responsible for reviewing and approving the terms of all transactions between the registrant and the Advisor or its affiliates or any member of our board of directors, including (when applicable) the economic, structural and other terms of the registrant’s investments and investment transactions and the review of any investment decisions that may present potential conflicts of interest among the Advisor and its affiliates, on one hand, and the registrant, on the other.  The board of directors, including a majority of the directors who are independent, is also responsible for reviewing the Advisor’s performance and the fees and expenses that paid to the Advisor.  In addition, the Advisor’s compliance department and legal department will oversee its conflict-resolution system.  The program places particular emphasis on the principle of fair and equitable allocation of appropriate opportunities and of common fees and expenses to the Advisor’s clients over time.  The Advisor has agreed that it will allocate opportunities, fees and expenses among its clients pursuant to its written policies and procedures.

(a)(3)            Compensation Structure of Portfolio Manager(s) or Management Team Members

With respect to the compensation of the portfolio managers, the Advisor’s compensation system assigns each employee a total compensation “target” and a respective cap, which are derived from annual market surveys that benchmark each role with their job function and peer universe.  This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results.

Standard compensation includes competitive base salaries, employee benefits, and a retirement plan.  In addition, employees are eligible for bonuses.  These are structured to closely align the interests of employees with those of StoneCastle Asset Management (“Advisor”), and are determined by the professional’s job function and performance as measured by a formal review process.  All bonuses are completely discretionary.  Because the Advisor utilizes a team approach in managing the assets of its clients, the overall success of the firm is a key component in determining compensation of portfolio managers.  Because portfolio managers may be responsible for multiple accounts (including ours) with similar investment strategies, they are compensated on the performance of the aggregate group of similar accounts, rather than a specific account.  A smaller portion of a bonus payment is derived from factors that include client service, business development, length of service to the Advisor, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the Advisor’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance.  These are determined based upon the factors described above and may include stock options in the Advisor and long-term incentives that vest over a set period of time past the award date.

(a)(4)            Disclosure of Securities Ownership

“Beneficial ownership” should be determined in accordance with rule 16a-1(a)(2) under the Exchange Act (17 CFR 240.16a-1(a)(2)).

Name of Portfolio Manager or Team Member	Dollar ($) Range of Fund Shares Beneficially Owned
Joshua S. Siegel	Over $1,000,000
George Shilowitz	Over $1,000,000
Erik Eisenstein	None
Robert McPherson	None
Ricardo Viloria	None

(b)                             Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)       The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)      There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)             Code of ethics – See Item 2.

(a)(2)             Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)             Not applicable.

(b)                              Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(12.other)   Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	StoneCastle Financial Corp.

By (Signature and Title)*	/s/ Joshua S. Siegel
Joshua S. Siegel, Chief Executive Officer
& Chairman of the Board
(principal executive officer)

Date	03/05/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Joshua S. Siegel
Joshua S. Siegel, Chief Executive Officer
& Chairman of the Board
(principal executive officer)

Date	03/05/2015

By (Signature and Title)*	/s/ Patrick J. Farrell
Patrick J. Farrell, Chief Financial Officer
(principal financial officer)

Date	03/05/2015

* Print the name and title of each signing officer under his or her signature.